UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005


                              LAWSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  0-10546                      36-2229304
 (State or other jurisdiction       (Commission                  (IRS Employer
        of incorporation)          File Number)              Identification No.)


1666 East Touhy Avenue, Des Plaines, Illinois                      60018
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9666


                                       N/A
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 16, 2005, Lawson Products, Inc. issued a press release announcing its operating results for the quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits


  Exhibit 99.1    Press release issued by Lawson Products, Inc. on February 16,
                  2005.

  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LAWSON PRODUCTS, INC.


Date:  February 16, 2005                       /s/ Thomas Neri
                                               ---------------------------------
                                               Name:  Thomas Neri
                                               Title: Exec. Vice President & CFO